[WHG Bancshares Corporation Letterhead]






December 20, 1996

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of WHG Bancshares Corporation, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 21, 1997, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, the Chairman of the Board will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Anderson Associates, LLP, certified public accountants, will be present to respond to any questions stockholders may have.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.
This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,


                                          /s/ Peggy J. Stewart
                                          Peggy J. Stewart
                                          President and Chief Executive Officer

                          WHG BANCSHARES CORPORATION
                                1505 YORK ROAD
                         LUTHERVILLE, MARYLAND  21093

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be Held on January 21, 1997

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WHG Bancshares Corporation ("the Company"), will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 21, 1997, at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.   The election of directors of the Company.

2. Such other matters as may properly come before the Meeting or any adjournments thereof.

      The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 6, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    /s/ Diana L. Rohrback
                                    Diana L. Rohrback
                                    Corporate Secretary
Lutherville, Maryland
December 20, 1996

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                PROXY STATEMENT
                                      OF
                          WHG BANCSHARES CORPORATION
                                1505 YORK ROAD
                         LUTHERVILLE, MARYLAND  21093

                        ANNUAL MEETING OF STOCKHOLDERS
                               January 21, 1997

                                    General

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WHG Bancshares Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 21, 1997, 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 20, 1996. The Company acquired all of the outstanding stock of the Bank issued in connection with the completion of the Bank's mutual-to-stock conversion on March 29, 1996 (the "Conversion").

      At the Meeting, stockholders will consider and vote upon (i) the election of directors, and (ii) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


                      Voting and Revocability of Proxies

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.


                Voting Securities and Principal Holders Thereof

      Stockholders of record as of the close of business on December 6, 1996 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 1,620,062 shares of Common Stock issued and outstanding.

      The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

      The  presence  in  person  or  by  proxy  of at  least  one-third  of  the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.


                                                                               Percent of Shares
                                                        Amount and Nature of     of Common Stock
Name and Address of Beneficial Owner                    Beneficial Ownership       Outstanding
-------------------------------------                   --------------------   -----------------
Heritage Savings Bank, F.S.B.
Employee Stock Ownership Plan and Trust ("ESOP")
1505 York Road
Lutherville, Maryland 21093 (1)                               129,604                  8.0%

Jerome H. Davis and Susan B. Davis
200 Park Avenue, #4515
New York, NY 10166 (2)                                        161,133                  9.9%

All directors and officers of the Company as a group (14
persons) (3)                                                  147,050                  9.1%


-------------------------------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed a committee consisting of the Compensation and Benefits Committee of the Bank comprised of non-employee directors Chase, Davis, Lauterbach, Francis and Muhly to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP trustees ("ESOP Trustee"). The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting direction is received, will be voted by the ESOP Trustee as directed by the ESOP Committee. As of the Voting Record Date, 4,320 shares have been allocated under the ESOP to participant accounts.

(2) Based upon an amended Schedule 13D filed with the Securities and Exchange Commission, dated April 17, 1996, for which shared voting and dispositive power is shown with respect to 161,133 shares.

(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Subsequent to the end of the 1996 fiscal year, a stock option plan and management stock bonus plan were adopted. Because no shares or options under these plans are exercisable within 60 days of the Record Date, none are included. Excludes 127,229 shares (129,604 shares minus 2,375 shares allocated to executive officers) held by the ESOP over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held by the ESOP.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1996 fiscal year.


       I - INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, DIRECTORS
                 CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS

Election of Directors

      The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. Pursuant to the Articles of Incorporation, at the first Annual Meeting of Stockholders, all directors must be elected by the stockholders. Stockholders will elect a class of directors to serve for a one year term, a second class of directors to serve for a two year term, and a third class of directors to serve for a three year term or until their successors have been elected and qualified. The Board of Directors currently consists of ten members and all such members have been nominated by the Board.

      It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

      The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."




                                                                Shares of
                                                               Common Stock
                                                    Current    Beneficially
                                       Year First     Term      Owned as of
                                       Elected or      to       December 6,    Percent
Name and Title               Age(1)   Appointed(2)  Expire     1996 (3)(4)(5)   Owned
--------------               ------   ------------  -------   ---------------  ------

BOARD NOMINEES FOR TERM TO EXPIRE IN 1998

Herbert A. Davis               71         1953        1997      10,000(6)       -- (7)
Director

D. Edward Lauterbach, Jr.      72         1970        1997      10,000(6)       -- (7)
Director

August J. Seifert              79         1981        1997       2,600          -- (7)
Director

Herbert W. Spath               76         1976        1997      25,000            1.5%
Director

BOARD NOMINEES FOR TERM TO EXPIRE IN 1999

Philip W. Chase, Jr.           78         1947        1997      13,000(6)       -- (7)
Director

Edwin C. Muhly, Jr.            66         1976        1997      10,500(6)       -- (7)
Director

Peggy J. Stewart               60         1982        1997      25,715            1.5%
President, Chief Executive Officer
and Director

BOARD NOMINEES FOR TERM TO EXPIRE IN 2000

Urban P. Francis, Jr.          70         1981        1997      15,300(6)       -- (7)
Director

John E. Lufburrow              71         1966        1997      10,458          -- (7)
Chairman of the Board

Hugh P. McCormick              76         1947        1997      20,000            1.2%
Director


--------------------------------
(1)  At September 30, 1996.
(2) Refers to the year the individual first became a director of the Company or the Bank.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(4)  Includes no stock options issued pursuant to the 1996 Stock Option Plan.
(5)  Includes no shares of Common Stock issued under the MSBP.
(6) Excludes 129,604 unallocated shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Chase, Davis, Lauterbach, Francis and Muhly to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the ESOP Committee. As of the Voting Record Date, 4,320 shares have been allocated under the ESOP to participant accounts.
(7)   Less than 1.0%.

Executive Officers of the Company

      The following individuals hold the executive offices in the Company set forth below opposite their names.

Name                 Age (1)     Positions Held With the Company
----                 -------     -------------------------------

Peggy J. Stewart        60       President, Chief Executive Officer and Director

Robin L. Taylor         36       Controller

Diana L. Rohrback       44       Vice President and Corporate Secretary

Nicholas C. Tracht      49       Vice President and Security Officer

Harry E. Finck          65       Vice President

---------------------
(1)   At September 30, 1996.

Biographical Information

      Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors of the Bank in December 1995 became directors of the Company at that time. Executive Officers receive compensation from the Bank. See "-- Executive Compensation." All directors and executive officers have held their present positions for five years unless otherwise stated.

     Philip W. Chase, Jr. has served as a director of the Bank since 1947. Mr. Chase is the majority shareholder of Chase, Fitzgerald & Co., Inc., a real estate brokerage firm. From 1980 to 1995, he was the Chairman of the Board of Chase, Fitzgerald & Co., Inc., and he also served as President from 1967 to 1980. Mr. Chase serves on the Board of Directors of Chimes, Inc. and the Baltimore Association of Retarded Citizens.

     Herbert A. Davis has served as a director of the Bank since 1954. Mr. Davis is the President/Owner of Herbert Davis Associates, a real estate brokerage and development firm. He serves as Trustee Emeritus of Harbor Health Corporation and is a Trustee of the Baltimore County Library Foundation. Mr. Davis serves on the Board of Directors of the Maryland Association of Realtors. Mr. Davis and Mr. McCormick are first cousins.

     Harry E. Finck has been employed by the Bank for 23 years. He serves as Vice President and a Compliance Officer.

     Urban P. Francis, Jr. has been a director of the Bank since 1981. He retired from Urban Francis Inc., an electrical contracting company in 1994 and is currently the majority stockholder.

     D. Edward Lauterbach, Jr. has been a director of the Bank since 1970. Mr. Lauterbach served as President of H.U. Dove & Co., Inc., an insurance company, from which he retired in 1991. He continues to be a consultant to H.U. Dove & Co., Inc.

     John E. Lufburrow joined the Bank in 1950, has been a director of the Bank since 1966 and currently serves as Chairman of the Board. Mr. Lufburrow preceded Ms. Stewart as President and Chief Executive Officer of the Bank.

     Hugh P. McCormick has been a director of the Bank since 1947. He retired in 1982 from McCormick & Co., Inc., a manufacturer and importer of spices and flavorings. Prior to retirement, Mr. McCormick served as the Corporate Assistant Secretary and the Director of a division of McCormick & Co., Inc. He also served as President of a subsidiary of McCormick & Co., Inc. of Baltimore County. Mr. McCormick and Mr. Davis are first cousins.

     Edwin C. Muhly, Jr. has served as a director of the Bank since 1976. Mr. Muhly retired in 1992 as President and Chief Executive Officer of Muhly's Bakery, a retail bakery of which he held the majority stockholder interest.

     Diana L. Rohrback has been employed by the Bank for 27 years and has served as an officer of the Bank for the past three years. She is a Vice President and the Corporate Secretary for the Bank and has served as a branch manager.

     August J. Seifert has served as a director of the Bank since 1981. He holds a one-third partnership interest, and serves as Chairman of the Board of Seifert's Florist Inc.

     Herbert W. Spath has been a director of the Bank since 1976. Mr. Spath was retained by the Bank as an advisor from January 1994 to December 1994 and served as the Bank's Treasurer from 1991 to 1993. Prior to 1991, Mr. Spath served as Executive Vice President and Treasurer of the Bank. Previously, Mr. Spath was President of Hallmark Savings and Loan Association from 1962 to 1976.

     Peggy J. Stewart was appointed Chief Executive Officer of the Bank in 1995 and has served as President since 1994. Ms. Stewart served as Senior Vice President and Corporate Secretary of the Bank from 1981 to 1994. Ms. Stewart also served as Treasurer of the Bank and was appointed to the Bank's Board of Directors in 1982. She has been employed by the Bank since 1953.

     Robin L. Taylor has been an officer of the Bank since 1990 and has been employed by the Bank for 18 years. Ms. Taylor is a certified public accountant and currently serves as the Controller for the Bank.

     Nicholas C. Tracht has been in the employ of the Bank for 28 years and has been an officer since 1985. Currently, he is a Vice President of the Bank and also serves as the Security Officer and is a Compliance Officer.

Nominations for Director

      Pursuant to Article II, Section 15 of the Company's Bylaws, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to a notice in writing to the Secretary of the Company that is delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company; provided, however, that with respect to the first scheduled annual meeting, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting must be delivered or received no later than the close of business on the fifth day preceding the date of the meeting.

      Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and
(ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Board of Directors may reject any nomination by a stockholder not made in accordance with the requirements of the Bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Bylaws, he shall so declare at the annual meeting and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company conducts its business through meetings of the Board. The Board of Directors of the Company did not have committees during the fiscal year ended September 30, 1996, but the committees of the Bank's Board of Directors acted as committees for both the Company and the Bank. During the fiscal year ended September 30, 1996, the Board of Directors held 13 regular meetings and four special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended September 30, 1996.

      The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. This non-standing committee met one time during the 1996 fiscal year.

      The Company does not have a standing Audit Committee. The entire Board of Directors regularly reviews the financial statements of the Company. In addition, the Board of Directors meets annually with the Company's independent accountants to review audit matters. The Board of Directors met one time during the 1996 fiscal year with the independent accountants for this purpose.

      The Compensation and Benefits Committee is comprised of non-employee Directors, Chase, Davis, Lauterbach, Francis and Muhly. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met three times during the 1996 fiscal year.


                  DIRECTOR AND EXECUTIVE OFFICER COMPENSATION

Director Compensation

      In the fiscal year ended 1996, each non-employee Director and the Chairmen of the Board of Directors of the Bank received a monthly fee of $700, regardless of attendance, and $300 for each meeting attended. Each member of the Compensation and Benefits Committee received an additional $300 for attendance at each meeting attended. Each non-employee director who is a member of the Loan Committee is each paid $50 for the first loan reviewed and $25 for each additional loan reviewed. For the fiscal year ended September 30, 1996, total fees paid by the Bank to Directors were $130,900.

      Subsequent to the end of the 1996 fiscal year, directors received awards of stock options and restricted stock under the 1996 Stock Option Plan and the Management Stock Bonus Plan.

Executive Officer Compensation

      The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

      Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the years ended September 30, 1996, and 1995 that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.




                                                                      Long Term Compensation
                                       Annual Compensation                    Awards
                                  ----------------------------------- -------------------------

                                                                                   Securities
                                                                       Restricted   Underlying        All
Name and                Fiscal                          Other Annual      Stock    Options/SARs      Other
Principal Position       Year     Salary    Bonus(1)   Compensation(2)   Award($)        (#)      Compensation (3)
------------------      -----     ------    --------   ---------------   --------  ------------   ---------------
Peggy J. Stewart         1996    $105,000   $10,000          --             --           --          $ 7,953
President and
Chief Executive          1995      95,000     3,269          --             --           --            --
Officer

----------------------------------
(1)   Payment under the Incentive Bonus Plan.
(2) Aggregate value does not exceed the lesser of $50,000 or 10% of the named executive officer's total salary and bonuses for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long term incentive plans prior to settlement or maturity; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3) For fiscal year 1996, represents an allocation of 714.87 shares of Common Stock under the ESOP (based upon the closing price of the Common Stock of $11.125 on September 30, 1996).


      Employment and Severance Agreements. The Bank entered into an employment agreement with Peggy J. Stewart, President and Chief Executive Officer of the Bank ("Agreement"). The Agreement has a three year term. Ms. Stewart's base compensation under the Agreement is $95,000. Under the Agreement, Ms. Stewart's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Stewart without just cause, Ms. Stewart will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Stewart will be paid in a lump sum an amount equal to 2.99 times the five year average of her annual compensation. In the event of a change in control at September 30, 1996, Ms. Stewart would have been entitled to a lump sum payment of approximately $286,000.

      Pension Plan. The Bank maintains a pension plan for the benefit of its employees (the "Pension Plan"). Any employee who became an employee before August 1, 1993 is eligible to participate in the Pension Plan on the first day of the month coinciding with or next following his or her first day of employment with the Bank. Any employee who became an employee after July 31, 1993 is eligible to participate on the August 1 or February 1 coinciding with or next following his or her completion of one year of eligible service. A qualifying employee becomes fully vested in the Pension Plan upon completion of three years of service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      The Pension Plan provides for monthly payments or a lump sum payment to each participating employee at normal retirement age. The maximum annual benefit payable to a participant under the Pension Plan shall not exceed the lesser of $120,000 or 100% of the participants average annual compensation during the three consecutive calendar years when total compensation paid to him or her was the highest. The Pension Plan also provides for payments in the event of disability or death. At

September 30, 1996, Ms. Stewart, President and CEO, had 43 years of credited service under the Pension Plan. Pension expense for the 1996 and 1995 fiscal years was $37,694 and $19,102, respectively.

      The following table shows the estimated annual benefits payable under the Pension Plan based on the respective employee's years of benefit service and applicable average annual salary, as calculated on the basis of single life annuity amounts under the Pension Plan. Benefits under the Pension Plan are not subject to offset for Social Security benefits.

                                       Years of Benefit Service
                      ----------------------------------------------------------
                         15           20          25          30           35
                      ---------  ------------  --------  ------------  ---------
$ 20,000............   $1,950     $  2,600    $  3,250    $  3,900    $  4,500
$ 40,000............    5,209        6,946       8,682      10,419      12,155
$ 60,000............    9,019       12,026      15,032      18,039      21,045
$ 80,000............   12,829       17,106      21,382      25,659      29,935
$100,000............   16,639       22,186      27,732      33,279      38,825
$120,000............   20,449       27,266      34,082      40,899      47,715




                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Related Transactions

      No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company involving more than $60,000 during the year ended September 30, 1996.

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.


                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

                                 MISCELLANEOUS

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

      The Company's Annual Report to Stockholders for the year ended September 30, 1996, including financial statements, will be mailed to all stockholders of record as of the close of business on December 6, 1996. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.


                             STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1505 York Road, Lutherville, Maryland 21093, no later than August 14, 1997. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.



                                  FORM 10-KSB

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WHG BANCSHARES CORPORATION, 1505 YORK ROAD, LUTHERVILLE, MARYLAND 21093.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Diana L. Rohrback
                                    Diana L. Rohrback
                                    Corporate Secretary

Lutherville, Maryland
December 20, 1996

Annex A


                          WHG BANCSHARES CORPORATION
                                1505 YORK ROAD
                         LUTHERVILLE, MARYLAND  21093
                        ANNUAL MEETING OF STOCKHOLDERS
                               January 21, 1997

      The undersigned hereby appoints the Board of Directors of WHG Bancshares Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland on January 21, 1997, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                            FOR       WITHHELD

1.     The election as directors of the nominees
       listed below with terms to expire during
       the year listed (except as marked below
       to the contrary):                                    |_|          |_|

       Herbert A. Davis (1998)
       D. Edward Lauterbach, Jr. (1998)
       August J. Seifert (1998)
       Herbert W. Spath (1998)
       Philip W. Chase, Jr. (1999)
       Edwin C. Muhly, Jr. (1999)
       Peggy J. Stewart (1999)
       John E. Lufburrow (2000)
       Hugh P. McCormick (2000)
       Urban P. Francis, Jr. (2000)

       (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)





       The Board of Directors recommends a vote "FOR" the above listed proposition.


THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

       Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

       The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 20, 1996 and the 1996 Annual Report.



Dated:                           , 199
      ---------------------------     -----



______________________________       __________________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER



______________________________       __________________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

Annex B                          SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.          )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
                                       Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          WHG Bancshares Corporation
               ------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:


       (2) Aggregate number of securities to which transaction applies:


       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):


       (4) Proposed maximum aggregate value of transaction:


       (5)  Total fee paid:


  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount previously paid:


       (2) Form, Schedule or Registration Statement No.:


       (3) Filing Party:


       (4) Date Filed: